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                                                                   EXHIBIT 10.70

NOTICE: THE WARRANTS REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES OR BLUE SKY LAWS OF ANY JURISDICTION. THESE WARRANTS MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO THE EXPRESS PROVISIONS HEREOF.


Void after May 4, 1999


                          CARRINGTON LABORATORIES, INC.

                          Common Stock Purchase Warrant

     CARRINGTON LABORATORIES, INC. (the "Company") hereby certifies that for valuable consideration, the receipt of which is hereby acknowledged, CLIFFORD T. KALISTA (the "Warrantholder") is entitled, subject to the terms set forth below, to purchase from the Company, at any time or from time to time after August 4, 1995, and before 5:00 p.m. Dallas, Texas time on May 4, 1999 (the "Expiration Date"), Twenty Thousand (20,000) fully paid and non-assessable shares of Common Stock of the Company at the price of $16.00 per share (the "Purchase Price").

     As used herein, the following terms have the following respective meanings unless the context requires otherwise:

          (a) The term "Common Stock" includes all stock of any class or classes (however designated) of the Company, authorized upon the Original Issue Date or thereafter, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and the holders of which shall as a class, in the absence of contingencies, be entitled to vote for the election of a majority of directors of the Company (even though the right so to vote has been suspended by the happening of such a contingency).

          (b) The term "Company" includes any corporation which shall succeed to or assume the obligations of the Company hereunder.

          (c) The term "Original Issue Date" means May 5, 1995, the date as of which the Warrants were first issued.

          (d) The term "Other Securities" refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holder of the Warrants at any time shall be entitled to receive, or shall have received, upon the exercise of the Warrants, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 5 hereof or otherwise.

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          (e) The term "Purchase Price" shall be the then applicable exercise price for one share of Common Stock hereunder.

          (f) The term "Securities Acts" means the Securities Act of 1933, as amended, and the securities or blue sky laws of any jurisdiction applicable to any exercise, transfer or surrender for exchange of the Warrants or of Common Stock (or Other Securities) previously issued upon exercise of the Warrants.

          (g) The term "Warrants" means the warrants represented by this instrument.

     1. Sale or Exercise Without Registration. Subject to the provisions of
Section 12 hereof, if, at the time of any exercise, transfer or surrender for exchange of any Warrants or of Common Stock (or Other Securities) previously issued upon the exercise of Warrants, such Warrants or Common Stock (or Other Securities) shall not be registered under the Securities Acts, the Company may require, as a condition of allowing such exercise, transfer or exchange, that
(i) the holder or transferee of such Warrants or Common Stock (or Other Securities), as the case may be, furnish to the Company a satisfactory opinion of counsel to the effect that such exercise, transfer or exchange may be made without registration under the Securities Acts and (ii) the holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company, provided that the disposition thereof shall at all times be within the control of such holder or transferee, as the case may be. The Warrantholder represents to the Company that he is acquiring the Warrants for investment and not with a view to the distribution thereof.

     2. Exercise of Warrants.

        2.1 Exercise in Full. Subject to the provisions hereof, the Warrants may be exercised in full by the holder hereof by surrender of this instrument, with the Warrant Exercise Form attached hereto duly executed by such holder, to the Company at its principal office in Dallas County, Texas, accompanied by payment, in cash or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of shares of Common Stock called for on the face of this instrument (without giving effect to any adjustment therein) by the Purchase Price.

        2.2 Partial Exercise. Subject to the provisions hereof, the Warrants may be exercised in part by surrender of this instrument in the manner and at the place provided in Subsection 2.1, except that the amount payable by the holder upon any partial exercise shall be the amount obtained by multiplying (a) the number of shares of Common Stock (without giving effect to any adjustment therein) designated by the holder in the Warrant Exercise Form attached hereto by (b) the Purchase Price. Upon any such partial exercise, the Company will forthwith issue and deliver to the holder hereof a new Common Stock Purchase Warrant of like tenor, in the name of the holder hereof, calling in the aggregate on the face thereof for the number of shares of Common Stock equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this instrument minus the number of such shares designated by the holder in the Warrant Exercise Form attached hereto. No fractional shares of Common Stock may be purchased upon exercise of any Warrants.


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     3. Delivery of Stock Certificates, Etc. on Exercise. As soon as practicable after the exercise of the Warrants in full or in part, the Company will cause to be issued in the name of and delivered to the holder hereof a certificate or certificates for the number of fully paid and non-assessable shares of Common Stock (or Other Securities) to which such holder shall be entitled upon such exercise, plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash equal to such fraction multiplied by the then current market value of one full share, together with any other stock or Other Securities and property (including cash, where applicable) to which such holder is entitled upon such exercise pursuant to Section 4 hereof or otherwise.

     4. Adjustment for Dividends in Other Stock, Property, Etc.;
Reclassification, Etc. In case at any time or from time to time after the Original Issue Date the holders of Common Stock (or Other Securities) shall have received, or (on or after the record date fixed for the determination of shareholders eligible to receive) shall have become entitled to receive, without payment therefor,

          (a) other or additional stock or Other Securities or property (other than cash) by way of dividend, or

          (b) any cash paid or payable (including, without limitation, by way of dividend), except out of earned surplus of the Company, or

          (c) other or additional (or less) stock or Other Securities or property (including cash) by way of spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporate rearrangement, then, and in each such case, the holder of the Warrants, upon the exercise thereof as provided in Section 2 hereof, shall be entitled to receive the amount of stock and Other Securities and property (including cash in the cases referred to in Subsections (b) and (c) of this Section 4) which such holder would hold on the date of such exercise if on the Original Issue Date such holder had been the holder of record of the number of shares of Common Stock called for on the face of this instrument and had thereafter, during the period from the Original Issue Date to and including the date of such exercise, retained such shares and all such other or additional (or less) stock and Other Securities and property (including cash in the cases referred to in Subsections (b) and (c) of this Section 4) receivable by him as aforesaid during such period, giving effect to all adjustments called for during such period by Section 5 hereof.

     5. Reorganization, Consolidation, Merger, Etc. In case the Company after the Original Issue Date shall (a) effect a reorganization, (b) consolidate with or merge into any other person, or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, the holder of this instrument, upon the exercise of the Warrants as provided in
Section 2 hereof at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall be entitled to receive (and the Company shall be entitled to deliver), in lieu of the Common Stock (or Other Securities) issuable upon such exercise prior to such consummation or such effective date, the stock and Other Securities and property (including cash) to which such holder would have been entitled upon such consummation or in connection with such


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dissolution, as the case may be, if such holder had so exercised the Warrants immediately prior thereto, all subject to further adjustment thereafter as provided in Section 4 hereof.

     6. Notices of Record Dates, Etc. In the event of:

          (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend payable out of earned surplus of the Company) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any Other Securities or property, or to receive any other right, or

          (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or consolidation or merger of the Company with or into any other person, or

          (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then and in each such event the Company will mail or cause to be mailed to the holder of the Warrants a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, and
(ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for securities or other property deliverable upon such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up. Such notice shall be mailed at least twenty (20) days prior to the date therein specified, unless the date so specified is officially established less than 20 days in advance of such date, in which case such notice shall be mailed not later than three (3) business days after such date is officially established.

     7. Reservation of Stock, Etc., Issuable on Exercise of Warrants. The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of the Warrants, all shares of Common Stock (or Other Securities) from time to time issuable upon the exercise of the Warrants.

     8. Listing on Securities Exchanges. If, at the time any of the Warrants are exercised, the Company's Common Stock or Other Securities then subject to such Warrants are listed on any national securities exchange and the shares issuable upon exercise of such Warrants have not already been so listed, the Company will, at its expense, promptly file an application to list on such exchange, subject to official notice of issuance, all shares of Common Stock or Other Securities, as the case may be, from time to time issuable upon the exercise of the Warrants, and will use its best efforts to cause such shares to be so listed as promptly as reasonably possible. In the event such a listing application must be filed following the exercise of any Warrants, the Company may postpone


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the issuance and delivery of the shares issuable in respect thereof until the listing of such shares has been completed.

     9. Exchange of Warrants. Subject to the provisions of Section 12 hereof, upon surrender for exchange of this instrument, properly endorsed, to the Company, the Company at its own expense will issue and deliver to the holder thereof a new Common Stock Purchase Warrant of like tenor, in the name of such holder, calling in the aggregate on the face thereof for the number of shares of Common Stock that are subject to purchase upon exercise of the Warrants represented by this instrument.

     10. Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this instrument and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of this instrument, the Company at its expense will execute and deliver, in lieu thereof, a new Common Stock Purchase Warrant of like tenor.

     11. Warrant Agent. The Company may, by written notice to the holder of the Warrants, appoint an agent having an office in Dallas County, Texas for the purpose of issuing Common Stock (or Other Securities) upon the exercise of the Warrants pursuant to Section 2 hereof, exchanging instruments representing the Warrants pursuant to Section 9 hereof, and replacing instruments representing the Warrants pursuant to Section 10 hereof, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

     12. Restriction on Transfer, Etc. The Warrants and this instrument are issued upon the following terms, to all of which the holder or owner hereof by the taking hereof consents and agrees:

          (a) notwithstanding any term or provision hereof to the contrary, this instrument and the Warrants (and any instrument for which this instrument may be exchanged or replaced) may not be transferred or assigned except by will or pursuant to the laws of descent and distribution, and any such transfer or assignment by will or pursuant to the laws of descent and distribution shall be subject to the conditions set forth in Section 1 hereof; and

          (b) until the Warrants are transferred on the books of the Company, the Company may treat the registered holder of this instrument as the absolute owner hereof and of the Warrants for all purposes, notwithstanding any notice to the contrary.

     13. Notices, Etc. All notices and other communications from the Company to the holder of the Warrants shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such holder, or, until an address is so furnished, to and at the address of the last holder of the Warrants who has so furnished an address to the Company.


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     14. Miscellaneous. This instrument and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. THIS INSTRUMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS. The headings in this instrument are for purposes of reference only and shall not limit or otherwise affect any of the terms hereof.

Dated: May 5, 1995

                                  CARRINGTON LABORATORIES, INC.

                                  By:
                                     -------------------------------------------
                                        Carlton E. Turner, Ph.D., D.Sc.
                                        President and Chief Executive Officer


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                          CARRINGTON LABORATORIES, INC.

                              WARRANT EXERCISE FORM

     The undersigned, being the owner and holder of the attached Common Stock Purchase Warrant, hereby exercises the right to purchase _____________ shares of Common Stock of Carrington Laboratories, Inc., in accordance with the terms and conditions of such Common Stock Purchase Warrant, and herewith makes payment in full of the aggregate Purchase Price of such shares, in the amount of $______________.

     Please issue and deliver a certificate or certificates representing such shares, registered in the name of the undersigned, to the undersigned at the address set forth below. If the number of shares hereby purchased is not all of the shares purchasable under the attached Common Stock Purchase Warrant, please also issue and deliver to the undersigned, at the address set forth below, a new Common Stock Purchase Warrant of like tenor, registered in the name of the undersigned, covering the number of shares remaining purchasable under the attached Common Stock Purchase Warrant.

     Dated:
            ----------------------------------




Address:                                    ------------------------------------
                                            Signature
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                                            Type or Print Name
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                                            Social Security Number


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